VERSUS CAPITAL REAL ASSETS FUND LLC
Portfolio of Investments – June 30, 2023 (Unaudited)

Shares		Value
Private Investment Funds(a) - 76.6%
	Diversified – 76.6%
88,859	AEW Cold Storage Fund(b)	$ 99,433,937
32,131,871	AMP Capital Diversified Infrastructure Trust	26,115,808
—	AMP Capital Infrastructure Debt Fund III(b)(c)	12,151,473
37,700	Blackstone Infrastructure Partners LP	59,840,294
206,354	BTG Pactual Open Ended Core US Timberland Fund LP(d)(e)	302,971,844
—	Ceres Farmland Holdings LP(b)(f)	210,669,714
6,672,031	DigitalBridge Credit	6,765,439
41,739,712	Global Diversified Infrastructure Fund	71,028,468
82,018	Hancock Timberland and Farmland Fund LP(b)	87,283,922
207,147	Harrison Street Social Infrastructure Fund LP(b)	274,057,308
163,556	IFC Core Farmland Fund LP(d)(e)	208,962,635
—	IFM Global Infrastructure Fund (Offshore) LP(g)	54,489,717
—	IFM US Infrastructure Debt Fund, LP(h)	13,982,895
90,783,288	IIF Hedged LP	83,711,270
121,515	Jamestown Timberland Fund(d)(i)	163,512,594
35,005	Macquarie Global Infrastructure Fund SCSp	36,326,028
101,592	National Data Center Fund(b)	126,954,637
100,615	Nuveen - Global Farmland Fund(b)	99,290,613
—	RMS Evergreen US Forestland Fund LP(b)(j)	96,336,000
20,174	UBS AgriVest Farmland Fund, Inc.	45,952,483
102,924	US Core Farmland Fund LP(d)(i)	161,147,619
—	Versus Capital Real Assets Sub-REIT ll, LLC(d)(k)(l)	119,553,319

	Total Private Investment Funds	2,360,538,017
	(Cost $1,980,374,423)
Common Stocks - 14.5%
	Agricultural Biotech – 0.2%
103,255	Corteva, Inc.	5,916,512
	Agricultural Chemicals – 0.3%
71,095	CF Industries Holdings, Inc.	4,935,415
69,760	Nutrien, Ltd.	4,119,328
		9,054,743
	Agricultural Operations – 0.3%
63,275	Archer-Daniels-Midland Co.	4,781,059
60,138	Bunge, Ltd.	5,674,020
		10,455,079
	Airport Development/Maintenance – 0.6%
62,300	Aena SME SA, 144A	10,083,051
1,512,200	Auckland International Airport, Ltd.(m)	7,947,318
		18,030,369
	Building & Construction Production-Miscellaneous – 0.0%
11,030	Louisiana-Pacific Corp.	827,029
	Building Production-Wood – 0.2%
44,369	Interfor Corp.(m)	836,639
45,478	Stella-Jones, Inc.	2,341,958
21,371	West Fraser Timber Co., Ltd.	1,835,995
		5,014,592
	Building-Heavy Construction – 0.8%
211,480	Cellnex Telecom SA, 144A	8,544,590
41,036,716	China Tower Corp., Ltd., Class H Shares, 144A	4,570,231
341,915	Ferrovial SE	10,808,639
		23,923,460
Shares		Value

	Chemicals-Diversified – 0.2%
22,689	Croda International, PLC	$ 1,621,913
47,779	FMC Corp.	4,985,261
		6,607,174
	Chemicals-Plastics – 0.0%
268,000	Orbia Advance Corp. SAB de CV	573,827
	Chemicals-Specialty – 0.2%
11,542	Balchem Corp.	1,555,977
32,492	DSM-Firmenich AG(m)	3,496,599
45,307	Novozymes A/S, Class B Shares	2,113,984
		7,166,560
	Containers-Paper/Plastic – 0.5%
126,481	Graphic Packaging Holding Co.	3,039,339
903,800	Klabin SA	4,120,537
41,573	Metsa Board Oyj, Class B Shares	306,700
3,388	Packaging Corp. of America	447,758
145,310	SIG Group AG	4,014,438
160,277	Stora Enso Oyj, Class R Shares	1,859,526
124,689	Svenska Cellulosa AB SCA, Class B Shares	1,591,655
16,742	Westrock Co.	486,690
		15,866,643
	Diagnostic Equipment – 0.1%
60,328	Neogen Corp.(m)	1,312,134
	Electric-Distribution – 0.7%
803,907	National Grid, PLC	10,658,501
80,520	Sempra Energy	11,722,907
		22,381,408
	Electric-Generation – 0.4%
591,511	Drax Group, PLC	4,358,539
187,857	RWE AG	8,186,115
		12,544,654
	Electric-Integrated – 4.0%
101,700	Ameren Corp.	8,305,839
61,587	American Electric Power Co., Inc.	5,185,625
310,970	CenterPoint Energy, Inc.	9,064,776
624,918	CLP Holdings, Ltd.	4,867,236
161,980	CMS Energy Corp.	9,516,325
1,323,962	Equatorial Energia SA	8,878,581
18,535	Equatorial Energia SA(m)	123,794
311,480	Exelon Corp.	12,689,695
182,186	NextEra Energy, Inc.	13,518,201
811,759	PG&E Corp.(m)	14,027,196
311,070	PPL Corp.	8,230,912
157,960	Public Service Enterprise Group, Inc.	9,889,876
106,410	WEC Energy Group, Inc.	9,389,618
154,600	Xcel Energy, Inc.	9,611,482
		123,299,156
	Electronic Measurement Instruments – 0.1%
66,907	Trimble, Inc.(m)	3,542,057
	Fisheries – 0.1%
241,442	Mowi ASA	3,830,728
	Food-Miscellaneous/Diversified – 0.1%
33,117	Kerry Group, PLC, Class A Shares	3,232,321
	Forestry – 0.0%
34,800	Canfor Corp.(m)	624,679
	Gas-Distribution – 0.8%
250,491	AltaGas, Ltd.	4,500,235

See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC
Portfolio of Investments – June 30, 2023 (Unaudited) (continued)

Shares		Value

	Gas-Distribution - (continued)
2,000,982	China Resources Gas Group, Ltd.	$ 6,862,147
458,498	ENN Energy Holdings, Ltd.	5,734,935
313,136	NiSource, Inc.	8,564,269
		25,661,586
	Machinery-Farm – 0.7%
49,414	AGCO Corp.	6,493,988
272,902	CNH Industrial NV	3,935,959
14,543	Deere & Co.	5,892,678
148,200	Kubota Corp.	2,169,482
14,655	Lindsay Corp.	1,748,928
		20,241,035
	Medical-Drugs – 0.3%
83,537	Bayer AG	4,624,197
25,582	Zoetis, Inc.	4,405,476
		9,029,673
	Office Supplies & Forms – 0.0%
5,688	Avery Dennison Corp.	977,198
	Paper & Related Products – 0.4%
22,957	Cascades, Inc.	202,580
22,269	Holmen AB, Class B Shares	800,364
22,705	Mondi, PLC	347,121
516,000	Nine Dragons Paper Holdings, Ltd.	318,587
39,000	Nippon Paper Industries Co., Ltd.(m)	321,209
331,800	Oji Holdings Corp.	1,240,622
29,006	Smurfit Kappa Group, PLC	968,078
130,000	Suzano SA	1,201,934
181,562	UPM-Kymmene Oyj	5,409,970
		10,810,465
	Pastoral & Agricultural – 0.2%
72,309	Darling Ingredients, Inc.(m)	4,612,591
	Pipelines – 1.2%
55,983	Cheniere Energy, Inc.	8,529,570
202,600	Enbridge, Inc.	7,530,496
615,616	Equitrans Midstream Corp.	5,885,289
79,031	Targa Resources Corp.	6,014,259
230,500	TC Energy Corp.	9,315,697
		37,275,311
	Public Thoroughfares – 0.6%
2,063,739	Transurban Group	19,649,613
	Steel Pipe & Tube – 0.1%
10,907	Valmont Industries, Inc.	3,174,482
	Transport-Rail – 1.1%
84,710	Canadian Pacific Kansas City, Ltd.	6,842,023
255,530	CSX Corp.	8,713,573
123,800	East Japan Railway Co.	6,865,138
1,447,260	Rumo SA	6,728,209
100,404	West Japan Railway Co.	4,176,008
		33,324,951
	Water – 0.3%
10,120,465	Aguas Andinas SA, Class A Shares	3,509,163
162,200	Severn Trent, PLC	5,287,766
		8,796,929

	Total Common Stocks	447,756,959
	(Cost $449,485,690)
Shares		Value

Real Estate Investment Trust - 1.0%
	REITS-Diversified – 1.0%
9,055	American Tower Corp., REIT	$ 1,756,127
96,200	Crown Castle, Inc., REIT	10,961,028
77,240	PotlatchDeltic Corp., REIT	4,082,134
91,268	Rayonier, Inc., REIT	2,865,815
24,700	SBA Communications Corp., REIT	5,724,472
144,650	Weyerhaeuser Co., REIT	4,847,221
		30,236,797

	Total Real Estate Investment Trust	30,236,797
	(Cost $38,751,343)
Par
Corporate Debt - 3.1%
	Cable/Satellite TV – 0.3%
$1,480,000	Cable One, Inc., 144A, 4.00%, 11/15/2030	1,157,648
2,710,000	CCO Holdings, LLC / CCO Holdings Capital Corp., 144A, 4.75%, 3/1/2030	2,319,716
1,180,000	Charter Communications Operating, LLC / Charter Communications Operating Capital, 2.80%, 4/1/2031	949,939
	CSC Holdings, LLC,
595,000	4.63%, 12/1/2030, 144A	265,356
1,238,000	4.50%, 11/15/2031, 144A	864,472
695,000	Directv Financing, LLC / Directv Financing Co.-Obligor, Inc., 144A, 5.88%, 8/15/2027	630,233
171,000	DISH DBS Corp., 144A, 5.25%, 12/1/2026	137,492
720,000	GCI, LLC, 144A, 4.75%, 10/15/2028	614,722
200,000	Telenet Finance Luxembourg Notes Sarl, 144A, 5.50%, 3/1/2028	184,960
315,000	UPC Broadband Finco BV, 144A, 4.88%, 7/15/2031	259,629
1,310,000	Virgin Media Secured Finance, PLC, 144A, 4.50%, 8/15/2030	1,099,379
175,000	VZ Secured Financing BV, 144A, 5.00%, 1/15/2032	141,130
315,000	Ziggo Bond Co. BV, 144A, 5.13%, 2/28/2030	238,917
		8,863,593
	Cellular Telecom – 0.1%
670,000	Altice France SA, 144A, 5.50%, 1/15/2028	506,722
	T-Mobile USA, Inc.,
1,252,000	3.50%, 4/15/2031	1,105,996
840,000	3.40%, 10/15/2052	600,308
525,000	Vodafone Group, PLC, USSWAP + 4.87%, 7.00%, 4/4/2079(n)	539,269
		2,752,295
	Electric-Distribution – 0.1%
550,000	Algonquin Power & Utilities Corp., UST + 3.25%, 4.75%, 1/18/2082(n)	437,998
950,000	NSTAR Electric Co., 3.25%, 5/15/2029	870,884
960,000	Sempra Energy, UST + 4.55%, 4.88%, 10/15/2070(n)	895,265
		2,204,147

See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC
Portfolio of Investments – June 30, 2023 (Unaudited) (continued)

Par		Value
	Electric-Generation – 0.0%
$590,000	Atlantica Sustainable Infrastructure, PLC, 144A, 4.13%, 6/15/2028	$ 526,445
	Electric-Integrated – 0.7%
2,065,000	AES Corp., 2.45%, 1/15/2031	1,670,309
	American Electric Power Co., Inc.,
1,105,000	4.30%, 12/1/2028	1,054,763
835,000	3.25%, 3/1/2050	571,955
475,000	Black Hills Corp., 5.95%, 3/15/2028	480,938
1,050,000	CMS Energy Corp., UST + 4.12%, 4.75%, 6/1/2050(n)	905,341
1,000,000	Dominion Energy, Inc., 3.90%, 10/1/2025	963,851
847,000	DTE Electric Co., 2.63%, 3/1/2031	724,596
2,045,000	Duke Energy Carolinas, LLC, 2.45%, 8/15/2029	1,766,571
505,000	Emera US Finance LP, 3.55%, 6/15/2026	477,813
870,000	Emera, Inc., 3L + 5.44% , 6.75%, 6/15/2076(n)	844,535
1,845,000	Entergy Corp., 2.80%, 6/15/2030	1,566,201
560,000	FirstEnergy Corp., 3.40%, 3/1/2050	386,635
	NextEra Energy Capital Holdings, Inc.,
1,320,000	3L + 2.13%, 7.68%, 6/15/2067(n)	1,160,443
260,000	UST + 2.55%, 3.80%, 3/15/2082(n)	219,578
870,000	Pacific Gas and Electric Co., 4.95%, 7/1/2050	684,458
934,000	PPL Capital Funding, Inc., 3L + 2.67%, 8.20%, 3/30/2067(n)	825,423
1,770,000	Public Service Co. of Colorado, 1.88%, 6/15/2031	1,412,741
1,775,000	Southern California Edison Co., 2.25%, 6/1/2030	1,485,741
1,665,000	Southern Co., 3.70%, 4/30/2030	1,528,348
1,210,000	WEC Energy Group, Inc., 3L + 2.11%, 7.43%, 5/15/2067(n)	1,019,194
		19,749,434
	Gas-Distribution – 0.1%
1,960,000	NiSource, Inc., 2.95%, 9/1/2029	1,718,139
1,659,000	Sempra Global, 144A, 3.25%, 1/15/2032	1,335,815
		3,053,954
	Independent Power Producer – 0.1%
1,095,000	Calpine Corp., 144A, 5.13%, 3/15/2028	978,691
1,158,000	Clearway Energy Operating, LLC, 144A, 3.75%, 2/15/2031	962,032
1,435,000	NRG Energy, Inc., 144A, 2.45%, 12/2/2027	1,210,511
		3,151,234
	Internet Connective Services – 0.0%
980,000	Cogent Communications Group, Inc., 144A, 3.50%, 5/1/2026	909,832
Par		Value
	Internet Telephony – 0.0%
$1,235,000	Cablevision Lightpath, LLC, 144A, 3.88%, 9/15/2027	$ 1,035,949
	Machinery-Construction & Mining – 0.1%
1,070,000	Caterpillar, Inc., 2.60%, 4/9/2030	950,619
251,000	Terex Corp., 144A, 5.00%, 5/15/2029	233,614
		1,184,233
	Machinery-Pumps – 0.0%
685,000	Mueller Water Products, Inc., 144A, 4.00%, 6/15/2029	608,511
	Multimedia – 0.0%
1,000,000	NBCUniversal Media, LLC, 4.45%, 1/15/2043	896,078
	Non-hazardous Waste Disposal – 0.1%
595,000	GFL Environmental, Inc., 144A, 3.50%, 9/1/2028	530,172
1,410,000	Waste Connections, Inc., 4.20%, 1/15/2033	1,326,480
		1,856,652
	Oil Refining & Marketing – 0.1%
1,116,000	Parkland Corp., 144A, 4.50%, 10/1/2029	969,240
423,000	Sunoco LP / Sunoco Finance Corp., 4.50%, 5/15/2029	375,760
		1,345,000
	Pipelines – 1.1%
1,110,000	Antero Midstream Partners LP / Antero Midstream Finance Corp., 144A, 5.38%, 6/15/2029	1,032,500
1,385,000	Buckeye Partners LP, 4.13%, 12/1/2027	1,261,001
1,025,000	Cheniere Corpus Christi Holdings, LLC, 2.74%, 12/31/2039	808,864
1,120,000	Cheniere Energy, Inc., 4.63%, 10/15/2028	1,046,961
455,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp., 144A, 5.63%, 5/1/2027	431,795
290,000	DCP Midstream Operating LP, 5.60%, 4/1/2044	275,397
1,180,000	DT Midstream, Inc., 144A, 4.13%, 6/15/2029	1,036,683
1,350,000	El Paso Natural Gas Co., LLC, 144A, 3.50%, 2/15/2032	1,144,488
1,090,000	Enbridge, Inc., 3.13%, 11/15/2029	963,367
	Energy Transfer LP,
335,000	UST + 5.13%, 6.75%, 5/15/2025(n)	299,412
325,000	UST + 5.31%, 7.13%, 5/15/2030(n)	276,387
525,000	3L + 3.02%, 8.32%, 11/1/2066(n)	403,674
670,000	EnLink Midstream, LLC, 5.38%, 6/1/2029	638,919
	Enterprise Products Operating, LLC,
1,565,000	2.80%, 1/31/2030	1,371,424
365,000	SOFR + 3.29%, 5.25%, 8/16/2077(n)	320,090
180,000	3L + 2.99%, 8.30%, 8/16/2077(n)	177,440
9,872,750	EPIC Y-Grade Services LP, 6L + 6.00%, 11.36%, 6/30/2027(n)(o)	8,832,409

See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC
Portfolio of Investments – June 30, 2023 (Unaudited) (continued)

Par		Value
	Pipelines - (continued)
$1,485,000	EQM Midstream Partners LP, 144A, 4.50%, 1/15/2029	$ 1,326,050
460,000	Global Partners LP / GLP Finance Corp., 7.00%, 8/1/2027	446,982
995,000	Hess Midstream Operations LP, 144A, 5.50%, 10/15/2030	921,540
1,078,000	Holly Energy Partners LP / Holly Energy Finance Corp., 144A, 5.00%, 2/1/2028	995,424
555,000	Kinetik Holdings LP, 144A, 5.88%, 6/15/2030	528,080
790,000	NuStar Logistics LP, 5.75%, 10/1/2025	770,971
945,000	ONEOK, Inc., 3.10%, 3/15/2030	812,293
195,000	Plains All American Pipeline LP, 3L + 4.11%, 9.43%, 11/15/2171(n)	174,550
820,000	Plains All American Pipeline LP / PAA Finance Corp., 3.55%, 12/15/2029	723,249
1,127,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp., 144A, 6.00%, 12/31/2030	994,285
320,000	Targa Resources Corp., 4.20%, 2/1/2033	283,496
	Targa Resources Partners LP / Targa Resources Partners Finance Corp.,
515,000	4.88%, 2/1/2031	476,522
1,565,000	4.00%, 1/15/2032	1,354,962
1,023,000	TransCanada PipeLines, Ltd., 3L + 2.21%, 7.53%, 5/15/2067(n)	794,722
1,115,000	Western Midstream Operating LP, 4.75%, 8/15/2028	1,059,257
		31,983,194
	REITS-Diversified – 0.1%
865,000	American Tower Corp., REIT, 3.10%, 6/15/2050	565,556
770,000	Crown Castle, Inc., REIT, 5.20%, 2/15/2049	715,373
	Digital Realty Trust LP,
430,000	3.70%, 8/15/2027, REIT	395,506
660,000	3.60%, 7/1/2029, REIT	586,954
915,000	Equinix, Inc., REIT, 3.20%, 11/18/2029	804,478
760,000	SBA Communications Corp., REIT, 3.88%, 2/15/2027	700,801
		3,768,668
	Rental Auto/Equipment – 0.0%
725,000	Ashtead Capital, Inc., 144A, 4.25%, 11/1/2029	658,623
	Retail-Propane Distribution – 0.0%
1,252,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., 144A, 5.00%, 6/1/2031	1,050,008
	Telecom Services – 0.0%
1,160,000	Frontier Communications Holdings, LLC, 144A, 5.00%, 5/1/2028	1,001,979
	Telephone-Integrated – 0.1%
1,070,000	AT&T, Inc., 3.80%, 2/15/2027	1,022,548
Par		Value
	Telephone-Integrated - (continued)
$425,000	Consolidated Communications, Inc., 144A, 6.50%, 10/1/2028	$ 335,750
970,000	Level 3 Financing, Inc., 144A, 4.63%, 9/15/2027	676,078
	Verizon Communications, Inc.,
1,000,000	4.33%, 9/21/2028	964,513
1,090,000	2.65%, 11/20/2040	758,692
420,000	Zayo Group Holdings, Inc., 144A, 4.00%, 3/1/2027	297,101
		4,054,682
	Television – 0.0%
1,035,000	Videotron, Ltd., 144A, 3.63%, 6/15/2029	892,641
	Transport-Rail – 0.1%
1,000,000	Canadian National Railway Co., 3.85%, 8/5/2032	931,724
1,000,000	CSX Corp., 4.10%, 11/15/2032	946,710
	Union Pacific Corp.,
1,185,000	2.40%, 2/5/2030	1,030,993
900,000	4.50%, 1/20/2033	885,573
		3,795,000

	Total Corporate Debt	95,342,152
	(Cost $105,085,152)
Private Debt - 0.3%
2,500,000	Future Fiber Holdings, LLC , SOFR + 6.50%, 11.54%, 5/1/2028(a)(l)(n)	2,500,875
7,500,000	Future Fiber Holdings, LLC, Unfunded, 1.00%, 5/1/2025(a)(l)	7,502,621

	Total Private Debt	10,003,496
	(Cost $10,003,496)
Shares
Short-Term Investment - 4.6%
141,416,861	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio, Institutional Share Class, 4.98%	141,416,861
	(Cost $141,416,861)
	Total Investments - 100.1%	3,085,294,282
	(Cost $2,725,116,965)
	Other Liabilities - (0.1)%	(1,689,532)
	Net Assets - 100.0%	$3,083,604,750

See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC
Portfolio of Investments – June 30, 2023 (Unaudited) (continued)

(a)	Restricted Securities.
(b)	The Fund owns more than 5.0% of the Private Investment Fund, but has contractually limited its voting interests to less than 5.0% of total voting interests.
(c)	Partnership is not designated in units. The Fund owns approximately 9.9% of this fund.
(d)	Affiliated issuer.
(e)	The Fund owns more than 25% of the Private Investment Fund, but has contractually limited its voting interests to less than 5% of total voting interests.
(f)	Partnership is not designated in units. The Fund owns approximately 15.3% of this fund.
(g)	Partnership is not designated in units. The Fund owns approximately 1.9% of this Fund.
(h)	Partnership is not designated in units. The Fund owns approximately 3.9% of this Fund.
(i)	The Fund owns more than 50% of the Private Investment Fund, but has contractually limited its voting interests to less than 5% of total voting interests.
(j)	Partnership is not designated in units. The Fund owns approximately 11.6% of this Fund.
(k)	Investment is a wholly-owned and controlled subsidiary that is not designated in units.
(l)	Security value was determined by using significant unobservable inputs.
(m)	Non-income producing security.
(n)	Variable rate security. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].
(o)	The variable rate is subject to a contractual interest rate floor.
Portfolio Abbreviations:
144A - Rule 144A Security
3L - 3 Month London Inter-bank Offered Rate
6L - 6 Month London Inter-bank Offered Rate
LLC - Limited Liability Company
LP - Limited Partnership
PLC - Public Limited Company
REIT - Real Estate Investment Trust
SOFR - Secured Overnight Financing Rate
USSWAP - USD 5 Year Swap Rate
UST - 5 Year United States Treasury Rate
Industry	% of Net Assets
Diversified	76.6%
Electric-Integrated	4.7%
Short-Term Investment	4.6%
Pipelines	2.3%
Transport-Rail	1.2%
REITS-Diversified	1.1%
All Other Industries	9.6%
Liabilities in excess of Other Assets	(0.1)%
Total	100.0%

See accompanying notes to portfolio of investments.

VERSUS CAPITAL REAL ASSETS FUND LLC
Notes to Portfolio of Investments
For the Period Ended June 30, 2023 (Unaudited)

Securities Valuation - Consistent with Sections 2(a)(5) and 2(a)(41) of the 1940 Act, the Fund prices its securities as follows:
Publicly Traded Securities - Investments in securities that are listed on the New York Stock Exchange (the “NYSE”) are valued, except as indicated below, at the official closing price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no published closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the closing price of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If, after the close of a domestic or foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, the domestic or foreign securities may be valued pursuant to procedures established by the Board of Directors (the “Board”).
Securities traded in the over-the-counter market, such as fixed-income securities and certain equities, including listed securities whose primary market is believed by Versus Capital Advisors LLC (the “Adviser”) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board deems appropriate to reflect their fair market value. If there has been no official closing price on such day, the securities are valued at the mean of the closing bid and ask prices for the day or, if no ask price is available, at the bid price. Fixed-income securities typically will be valued on the basis of prices provided by a pricing service, generally an evaluated price or the mean of closing bid and ask prices obtained by the pricing service, when such prices are believed by the Adviser to reflect the fair market value of such securities. Furthermore, the Adviser will review the valuation methodology of any pricing service used in the Fund’s investment valuation process, subject to oversight and/or approval of the Board.
Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates fair value.
Investments in open-end mutual funds are valued at their closing NAV.
Securities for which market prices are unavailable, or securities for which the Adviser determines that the market quotation is unreliable, will be valued at fair value pursuant to procedures approved by the Board. In these circumstances, the Adviser determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets. The Fund’s use of fair value pricing may cause the NAV of the Shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.
Private Investment Funds - The Board has adopted procedures pursuant to which the Fund will value its investments in Private Investment Funds. Before investing in any Private Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by such Private Investment Fund, which as a general matter will employ market values when available, and otherwise look at principles of fair value that the Adviser reasonably believes to be consistent with (but not necessarily the same as) those used by the Fund for valuing its own investments. The Adviser shall use its best efforts to ensure that each Private Investment Fund has in place policies and procedures that are consistent with the practices provided for in the Real Estate Information Standards (‘‘REIS’’), as established and amended by the National Council of Real Estate Investment Fiduciaries (‘‘NCREIF’’) in conjunction with the Pension Real Estate Association (‘‘PREA’’), or comparable standards which may apply. REIS provides underlying principles behind the disclosure of reliable information with adequate policies and practices that include, but are not limited to the following:
•  Property valuation standards and policy that are expected to be applied consistent with Generally Accepted Accounting Principles (“GAAP”) fair value principles and uniform appraisal standards or such comparable standards as may apply to international managers. Real estate investments are required to be valued, (a) internally (by the Private Investment Fund’s manager) with third party (preferably an accounting or valuation firm) oversight to assure the reasonableness of and compliance with valuation policies, at least quarterly and (b) externally by an appraiser or other third party on an annual basis. Furthermore, the valuations should be performed with impartiality, objectivity and independence, and with control to demonstrate they have been completed fairly. This includes the maintenance of records of methods and techniques for valuation with sufficient documentation to understand the scope of work completed.
•  Market Value Accounting and Reporting Standards including the production of quarterly financial statements and annual audited financials. This also incorporates quarterly performance measurement and reporting standards for every asset held by the Private Investment Fund. After investing in a Private Investment Fund, the Adviser will monitor the valuation methodology used by such Private Investment Fund and its manager.
The Fund values its investments in Private Investment Funds based in large part on valuations provided by the managers of the Private Investment Funds and their agents. These fair value calculations will involve significant professional judgment by the managers of the Private Investment Funds in the application of both observable and unobservable attributes. The calculated NAVs of the Private Investment Funds’ assets may differ from their actual realizable value or future fair value. Valuations will be provided to the Fund based on the interim unaudited financial records of the Private Investment Funds and, therefore, will be estimates subject to adjustment (upward or downward) upon the auditing of such financial records and may fluctuate as a result. The Board and the Adviser may not have the ability to assess the accuracy of these valuations. Because a significant portion of the Fund’s assets are invested in Investment Funds, these valuations have a considerable impact on the Fund’s NAV.
For each quarterly period that the NAVs of the Private Investment Funds are calculated by the managers of such funds, each Private Investment Fund’s NAV is typically adjusted based on the actual income and appreciation or depreciation realized by such Private Investment Fund when the quarterly valuations and income are reported. The Adviser will review this information for reasonableness based on its knowledge of current market conditions and the individual characteristics of each Private Investment Fund and may clarify or validate the reported information with the applicable manager of

VERSUS CAPITAL REAL ASSETS FUND LLC
Notes to Portfolio of Investments
For the Period Ended June 30, 2023 (Unaudited) (continued)

the Private Investment Fund. The Adviser may conclude, in certain circumstances, that the information provided by any such manager does not represent the fair value of the Fund’s investment in a Private Investment Fund and is not indicative of what actual fair value would be under current market conditions. In those circumstances, the Adviser’s Valuation Committee may determine to value the Fund’s investment in the Private Investment Fund at a discount or a premium to the reported value received from the Private Investment Fund. Any such decision will be made in good faith by the Adviser’s Valuation Committee, subject to the review and ratification of the Board’s Valuation Committee. The Fund's valuation of each Private Investment Fund is individually updated as soon as the Adviser completes its reasonableness review, including any related necessary additional information validations with the manager of the Private Investment Fund, and typically within 45 calendar days after the end of each quarter for all Private Investment Funds. Additionally, between the quarterly valuation periods, the NAVs of such Private Investment Funds are adjusted daily based on the total return that each Private Investment Fund is estimated by the Adviser to generate during the current quarter. The Adviser’s Valuation Committee monitors these estimates regularly and updates them as necessary if macro or individual fund changes warrant any adjustments, subject to the review and supervision of the Board’s Valuation Committee. The June 30, 2023 Portfolio of Investments presented herein reports the value of all the Fund’s investments in Private Investment Funds at the respective NAVs provided by the managers of the Private Investment Funds and their agents, which may differ from the valuations used by the Fund in its June 30, 2023 NAV calculation.
Sub-REIT Investment - The Fund has adopted procedures pursuant to which the Fund will value its investment in the Sub-REIT at fair value. In accordance with these procedures, the Adviser shall require the external management companies of any direct investments to follow similar procedures to those that are outlined above for the continuously offered Private Investment Funds.
At June 30, 2023, Versus Capital Real Assets Sub-REIT II LLC owned: an alfalfa property in Bent County, Colorado fair valued at approximately $18.7 million; almond, walnut, peach and prune properties in Placer and Sutter counties in California fair valued at approximately $38.7 million, net of property level debt; a citrus property in Collier County, Florida fair valued at approximately $35.0 million; and a hazelnut property in Benton County, Oregon fair valued at approximately $22.8 million.
Private Debt Investments - The Fund has adopted procedures pursuant to which the Fund will value its investments in Private Debt at fair value. The Adviser will use its best efforts to ensure that the value of each private debt instrument is adjusted based on the Adviser’s estimate of what actual fair value would be under current market conditions. The Adviser will evaluate each private debt investment’s fair value based on numerous factors, which may include but are not limited to the investment’s contractual cash flows, changes in credit risk, construction risk, the financial strength of the borrower, and the debt instrument’s spread to US Treasuries. The Fund will also engage qualified external valuation consultants to provide valuation information, typically on a quarterly basis, but at least semiannually. The Fund will generally value any private debt investments at the lesser of their amortized cost or the high end of any valuation range as provided by a qualified external valuation consultant. In certain circumstances, the Adviser may determine that this amount does not represent the fair value of the private debt investment based on current market conditions. In such an instance, the Adviser may consider any information it deems appropriate including as received directly from the borrower, an investment manager that the Fund has a relationship with who is also an investor in the private debt investment, or other external valuation consultants. Any such fair valuation determinations will be made in good faith by the Adviser, may be based upon an internally developed pricing model and is subject to the oversight of the Board.
Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or may otherwise be less liquid than publicly traded securities.
Fair Value Measurements: The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•     Level 1 – unadjusted quoted prices in active markets for identical securities
•    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, pre-payment speeds, credit risk, etc.)
•     Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; the existence of contemporaneous, observable trades in the market; and changes in listings or delistings on national exchanges. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of inputs used to value the Fund’s investments as of June 30, 2023 is as follows:

VERSUS CAPITAL REAL ASSETS FUND LLC
Notes to Portfolio of Investments
For the Period Ended June 30, 2023 (Unaudited) (continued)

	Total Market Value at 06/30/2023	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Private Investment Fund (Sub-REIT)*	$119,553,319	$—	$—	$119,553,319
Common Stocks*	447,756,959	301,258,917	146,498,042	—
Real Estate Investment Trust*	30,236,797	30,236,797	—	—
Corporate Debt*	95,342,152	—	95,342,152	—
Private Debt*	10,003,496	—	—	10,003,496
Short-Term Investment*	141,416,861	141,416,861	—	—
Subtotal	$844,309,584	$472,912,575	$241,840,194	$129,556,815
Private Investment Funds (held at NAV)*	2,240,984,698
Total	$3,085,294,282
*	See Portfolio of Investments for industry breakout.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:
	Total at 06/30/2023	Private Investment Fund (Sub-REIT)	Private Debt
Balance as of 03/31/2023	$121,691,077	$121,691,077	$—
Transfers into Level 3	—	—	—
Net purchases (sales)	10,003,500	—	10,003,500
Accretion and Amortization	(4)	—	(4)
Realized Gain	—	—	—
Change in unrealized gain/loss	(2,137,758)	(2,137,758)	—
Balance as of 06/30/2023	$129,556,815	$119,553,319	$10,003,496
For the period ended June 30, 2023, the total change in unrealized gain/loss on Level 3 securities still held at the end of the period was ($2,137,758).
Sub-REITs are categorized as Level 3 of the fair value hierarchy and their fair values are largely based upon the externally appraised values of the underlying properties that they hold. Such appraisals are generally based on identified comparable sales as well as discounted cash flow analyses that rely on contractual lease factors, estimates of crop yields and appropriate discount rates. Significant changes in such estimates could have material changes to the appraised values of the underlying properties and the resulting fair values of the Sub-REITs. The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy at June 30, 2023:
Category	Total Fair Value at 06/30/2023	Valuation Technique	Unobservable Inputs	Input Range
Private Investment Fund	$119,553,319	Income Capitalization Approach	Discount Rates	3.7% - 9.5%
		Sales Comparison Approach	Price Per Net Acre	$2,650 - $18,910
Private Debt	10,003,496	Amortized Cost	Cost	$100.03
Balance as of 06/30/2023	$129,556,815
Foreign Currency - Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates at 4:00 p.m. U.S. ET (Eastern Time). Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses).
Market Risk Factors - The Fund’s investments in securities and/or financial instruments may expose the Fund to various market risk factors including, but not limited to the following:
General Market Fluctuations Will Affect the Fund’s Returns. At times, the Fund’s investments in Private Investment Funds and Real Asset Related Investments will be negatively affected by the broad investment environment in the timberland, agriculture/farmland or infrastructure markets, the debt market and/or the equity securities market.

VERSUS CAPITAL REAL ASSETS FUND LLC
Notes to Portfolio of Investments
For the Period Ended June 30, 2023 (Unaudited) (continued)

Risks of Investing in Infrastructure. An investment in the Fund is subject to certain risks associated with the ownership of infrastructure and infrastructure-related assets in general, including: the burdens of ownership of infrastructure; local, national and international economic conditions; the supply and demand for services from and access to infrastructure; the financial condition of users and suppliers of infrastructure assets; changes in interest rates and the availability of funds which may render the purchase, sale or refinancing of infrastructure assets difficult or impracticable; changes in environmental laws and regulations, and planning laws and other governmental rules; environmental claims arising in respect of infrastructure acquired with undisclosed or unknown environmental problems or as to which inadequate reserves have been established; changes in energy prices; changes in fiscal and monetary policies; negative developments in the economy that depress travel; uninsured casualties; force majeure acts, terrorist events, under-insured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund or the Private Investment Funds.
Risks of Investing in Timberland. An investment in the Fund is subject to certain risks associated with the ownership of timberland, timber and timber-related assets in general, including: the volatility of forest product prices; changes in foreign and U.S. trade and tariff policies; general market forces, such as regional growth rates, construction activity, changes in currency exchange rates and capital spending; competition from the use of alternative building materials and other decreases in demand; forestry regulations restricting timber harvesting or other aspects of business; the illiquidity of timber related asset investments; losses from fire and other causes; uninsured casualties; force majeure acts, terrorist events, underinsured or uninsurable losses; and other factors which are beyond the reasonable control of the Fund or the Private Investment Funds.
Risks of Investing in Agriculture/Farmland. Investments in agriculture/farmland are subject to various risks, including adverse changes in national or international economic conditions, adverse local market conditions, adverse natural conditions such as storms, floods, drought, windstorms, hail, temperature extremes, frosts, soil erosion, infestations and blights, failure of irrigation or other mechanical systems used to cultivate the land, financial conditions of tenants, marketability of any particular kind of crop that may be influenced, among other things, by changing consumer tastes and preferences, import and export restrictions or tariffs, casualty or condemnation losses, government subsidy or production programs, buyers and sellers of properties, availability of excess supply of property relative to demand, changes in availability of debt financing, changes in interest rates, real estate tax rates and other operating expenses, environmental laws and regulations, governmental regulation of and risks associated with the use of fertilizers, pesticides, herbicides and other chemicals used in commercial agriculture, zoning laws and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of properties, risk due to dependence on cash flow, as well as acts of God, uninsurable losses and other factors which are beyond the control of Private Investment Funds.
Risks of Investing in Equity Securities. The prices of equity and preferred securities fluctuate based on changes in a company’s financial condition and overall market and economic conditions. Preferred securities may be subject to additional risks, such as risks of deferred distributions, liquidity risks, and differences in shareholder rights associated with such securities.
Risks of Investing in Debt Securities. The Fund will invest in real asset related debt securities. Other factors may materially and adversely affect the market price and yield of such debt securities, including investor demand, changes in the financial condition of the borrower, government fiscal policy and domestic or worldwide economic conditions. The Fund’s debt securities will be subject to credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due.
Unfunded Commitments. In order to meet its obligation to provide capital for unfunded commitments, the Fund may have to hold some, or in certain cases a substantial amount, of its assets temporarily in money market securities, cash or cash equivalents, possibly for several months; liquidate portfolio securities at an inopportune time; or borrow under a line of credit. This could make it difficult or impossible to take or liquidate a position in a particular security at a price consistent with the Adviser’s strategy.
Risks Relating to Current Interest Rate Environment. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, reduced market demand for low yielding investments, etc.). The U.S. Federal Reserve has continued raising interest rates in light of recent inflationary pressures and interest rates may continue to increase rapidly. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates and/or bond yields.
Liquidity Risk. The Fund will invest in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration under the Securities Act. The Fund may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which it purchased such securities. The Fund’s portfolio may include a number of investments for which no market exists and which have substantial restrictions on transferability.
In addition, the Fund’s interests in the Private Investment Funds are subject to substantial restrictions on transfer. The Fund may liquidate an interest and withdraw from a Private Investment Funds pursuant to limited withdrawal rights. Some Private Investment Funds may subject the Fund to a lockup period or otherwise suspend the repurchase rights of their shareholders, including the Fund, from time to time. Further, Private Investment Funds managers may impose transfer restrictions on the Fund’s interests. There may be no secondary market for the Fund’s interests in the Private Investment Funds. The illiquidity of these interests may adversely affect the Fund were it to have to sell interests at an inopportune time. Sub-REITs invest in illiquid assets, and may be unable to sell their assets, or be forced to sell them at reduced prices. The Adviser may also invest directly in other private securities that they may not be able to sell at the Fund’s current carrying value for the securities.
Market Disruption, Health Crises, Terrorism and Geopolitical Risks. The Fund's investments may be negatively affected by the broad investment environment in the real assets market, the debt market and/or the equity securities market. The investment environment is influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity and technological and regulatory change. In addition, the Fund may be adversely affected by uncertainties such as war, terrorism, international political developments, sanctions or embargos, tariffs and trade

VERSUS CAPITAL REAL ASSETS FUND LLC
Notes to Portfolio of Investments
For the Period Ended June 30, 2023 (Unaudited) (continued)

wars, changes in government policies, global health crises or similar pandemics, and other related geopolitical events may lead to increased short-term market volatility and have adverse long-term effects on world economies and markets generally, as well as adverse effects on issuers of securities and the value of investments.
Restricted Securities. Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. Investments in restricted securities are valued at net asset value as practical expedient for fair value, or fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. Each of the following securities can suspend redemptions if its respective Board deems it in the best interest of its shareholders. This and other important information are described in the Fund's Prospectus.
As of June 30, 2023, the Fund invested in the following restricted securities:
Security(a)	Acquisition Date(b)	Shares/Par	If Partnership is not designated in units, % owned by Fund	Cost ($1,000s)	Value ($1,000s)	Unfunded Commitments ($1,000)(c),(d)	% of Net Assets
AEW Cold Storage Fund	5/4/2022	88,859	—	$100,775	$99,434	$—	3.2%
AMP Capital Diversified Infrastructure Trust	12/19/2017	32,131,871	—	25,005	26,116	—	0.9%
AMP Capital Infrastructure Debt Fund III	9/18/2017	—	9.9%	14,223	12,151	—	0.4%
Blackstone Infrastructure Partners LP	3/31/2019	37,700	—	46,232	59,840	—	1.9%
BTG Pactual Open Ended Core US Timberland Fund LP	9/18/2017	206,354	—	237,123	302,972	—	9.8%
Ceres Farmland Holdings LP	11/6/2017	—	15.3%	135,000	210,670	—	6.8%
DigitalBridge Credit	12/19/2022	6,672,031	—	6,715	6,765	43,373	0.2%
Future Fiber Holdings, LLC	6/30/2023	2,500,000	—	2,501	2,501	—	0.1%
Future Fiber Holdings, LLC, Unfunded	6/30/2023	7,500,000	—	7,503	7,503	7,500	0.3%
Global Diversified Infrastructure Fund	9/18/2017	41,739,712	—	68,840	71,028	—	2.3%
Hancock Timberland and Farmland Fund LP	9/18/2017	82,018	—	84,823	87,284	—	2.8%
Harrison Street Social Infrastructure Fund LP	7/2/2018	207,147	—	225,000	274,057	—	8.9%
IFC Core Farmland Fund LP	10/25/2019	163,556	—	182,288	208,963	41,056	6.8%
IFM Global Infrastructure Fund (Offshore) LP	9/28/2018	—	1.9%	42,050	54,490	—	1.8%
IFM US Infrastructure Debt Fund, LP	9/28/2018	—	3.9%	15,016	13,983	—	0.5%
IIF Hedged LP	9/18/2017	90,783,288	—	76,668	83,711	—	2.7%
Jamestown Timberland Fund	7/2/2018	121,515	—	135,009	163,513	—	5.3%
Macquarie Global Infrastructure Fund SCSp	3/15/2022	35,005	—	34,734	36,326	15,011	1.2%
National Data Center Fund	4/1/2021	101,592	—	107,067	126,955	—	4.1%
Nuveen - Global Farmland Fund	7/28/2020	100,615	—	99,040	99,291	75,960	3.2%
RMS Evergreen US Forestland Fund LP	9/18/2017	—	11.6%	75,320	96,336	—	3.1%
UBS AgriVest Farmland Fund, Inc.	7/1/2019	20,174	—	40,169	45,952	—	1.5%
US Core Farmland Fund LP	9/18/2017	102,924	—	127,275	161,148	—	5.2%
Versus Capital Real Assets Sub-REIT ll, LLC	9/29/2017	—	100.0%	102,002	119,553	—	3.9%
Total				$1,990,378	$2,370,542	$182,900	76.9%
(a)	The securities include Investment Funds, private debt investments, and wholly-owned REIT subsidiaries (sub-REIT). The Investment Funds are organized to serve as a collective investment vehicle through which eligible investors may invest in a professionally managed real asset portfolio of equity and debt investments consisting of timberland, infrastructure, agriculture and farmland. The Fund has also invested in wholly-owned and controlled subsidiaries that make direct investments into timberland and agriculture/farmland assets.
(b)	Represents initial acquisition date as shares are purchased at various dates through the current period.
(c)	At June 30, 2023, the Fund has an additional outstanding unfunded commitment of $100 million related to a new Investment Fund.
(d)	Unfunded Commitments approximate their fair values.

VERSUS CAPITAL REAL ASSETS FUND LLC
Notes to Portfolio of Investments
For the Period Ended June 30, 2023 (Unaudited) (continued)

Security	Redemption Request(a)	Redemption Details
AEW Cold Storage Fund	-	The fund may offer redemption requests with new capital raise periods with no lock-up.
AMP Capital Diversified Infrastructure Trust	Full	The fund does not have a lock-up period and generally attempts to pay within 12 months of receiving the redemption request.
AMP Capital Infrastructure Debt Fund III	-	Closed-end fund which terminates February 12, 2026 subject to two additional one-year extensions at the discretion of the fund’s manager. The fund does not provide for interim redemptions.
Blackstone Infrastructure Partners LP	-	Contributions are locked until June 2024, when a portion becomes available for redemptions quarterly.
BTG Pactual Open Ended Core US Timberland Fund LP	-	Contributions have a two-year lock-up; a portion of the investment has met the lock-up requirement. Redemptions are provided quarterly.
Ceres Farmland Holdings LP	-	Contributions have a one-year lock-up; all of the investment has met the lock-up requirement. Redemptions are provided annually.
DigitalBridge Credit	-	Closed-end fund which terminates July 31, 2031 subject to one additional one-year extensions at the discretion of the fund’s manager. The fund does not provide for interim redemptions.
Future Fiber Holdings, LLC	-	Private debt investment.
Future Fiber Holdings, LLC, Unfunded	-	Private debt investment.
Global Diversified Infrastructure Fund	-	Contributions have a three-year lock-up; a portion of the investment has met the lock-up requirement. Redemptions are provided semi-annually. Full redemptions will be paid over 3 years.
Hancock Timberland and Farmland Fund LP	-	Contributions have a three-year lock-up; a portion of the investment has met the lock-up requirement. Redemptions are provided annually.
Harrison Street Social Infrastructure Fund LP	-	Contributions have no lock-up. Redemptions are provided quarterly.
IFC Core Farmland Fund LP	-	Contributions are locked until October 2024, when redemptions are provided semi-annually.
IFM Global Infrastructure Fund (Offshore) LP	-	Contributions have no lock-up. Redemptions are provided quarterly.
IFM US Infrastructure Debt Fund, LP	-	Contributions have a one-year lock-up; all of the investment has met the lock-up requirement. Redemptions are provided quarterly.
IIF Hedged LP	-	Contributions have a four-year soft lock-up, subject to a 4% discount; a portion of the investment has met the lock-up requirement. Redemptions are provided semi-annually.
Jamestown Timberland Fund	-	Contributions have no lock-up.
Macquarie Global Infrastructure Fund SCSp	-	The first $50 million of contributions are subject to an initial lock-up period expiring in March 2027; thereafter redemptions are provided quarterly.
National Data Center Fund	-	Contributions have a five-year lock-up; the investment has not met the lock-up requirement. Redemptions are provided quarterly.
Nuveen - Global Farmland Fund	-	Contributions have a three-year lock-up; the investment has not met the lock-up requirement. Redemptions are provided annually.
RMS Evergreen US Forestland Fund LP	-	Contributions have a three-year lock-up; all of the investment has met the lock-up requirement. Redemptions provided semi-annually.
UBS AgriVest Farmland Fund, Inc.	-	The fund does not have formal redemption notice or lock-up periods and provides redemptions quarterly.
US Core Farmland Fund LP	-	Contributions have a five-year lock-up; a portion of the investment has met the lock-up requirement. Redemptions are provided quarterly.
Versus Capital Real Assets Sub-REIT ll, LLC	-	The security is a wholly-owned REIT subsidiary of the Fund and has no redemption provisions.
(a)	The Fund submitted a partial or full redemption request prior to period end, but will maintain market exposure to the investment through a future date. The Investment Manager expects to meet all redemptions over time.